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                                                                   Exhibit 10.10

                    FOURTH ADDENDUM TO MANAGEMENT AGREEMENT



         THIS FOURTH ADDENDUM TO MANAGEMENT AGREEMENT dated as of October 1, 1998, is entered into among Genesis Partners, Inc., a Florida corporation ("Genesis"), Peachtree FiberOptics, Inc., a Delaware corporation ("Peachtree"), and Leonard J. Sokolow, an individual.

                                   RECITALS:


         A. On October 27, 1993 Genesis and Peachtree entered into a management agreement (the "Management Agreement"), which agreement was amended by Addendums to Management Agreement, dated February 28, 1994, October 26, 1995 and March 1, 1996 (collectively "Addendums"), among Genesis, Peachtree and Leonard J. Sokolow ("Sokolow").

         B. The Management Agreement, as amended by the Addendums Agreement expires on October 26, 1998.

         C. Genesis, Peachtree and Sokolow desire to extend the term of the Management Agreement, as amended by the Addendums, for an additional 12 months pursuant to the terms and conditions of this Fourth Addendum to Management Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. Extension of Term. Section 3 of the Management Agreement, as amended by the Addendums is hereby modified to read as follows:

         The term of this Agreement shall commence as of the date first above written and shall expire on October 26, 1999, unless terminated pursuant to the terms hereof or extended or renewed by mutual written agreement of the parties hereto.

         2. Management Agreement. Except as set forth herein, all other terms and conditions in the Management Agreement, as amended by the Addendums, are incorporated herein and shall remain in full force and effect.

         3. Counterpart Signatures. This Agreement may be signed in identical counterparts, each one of which shall be deemed an original, and such counterparts, when taken together shall constitute one and the same document.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                             PEACHTREE FIBEROPTICS, INC.



                                             By:
                                                --------------------------------
                                                Authorized Representative


                                             GENESIS PARTNERS, INC.


                                             By:
                                                --------------------------------
                                                Leonard J. Sokolow
                                                President/CEO



                                             By:
                                                --------------------------------
                                                Leonard J. Sokolow,
                                                Individually